1 * For identification purposes only. Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement. This announcement is for information purposes only and does not constitute an invitation or solicitation of an offer to acquire, purchase or subscribe for securities or an invitation to enter into an agreement to do any such things, nor is it calculated to invite any offer to acquire, purchase or subscribe for any securities. Neither this announcement nor anything herein forms the basis for any contract or commitment whatsoever. The securities referred to herein have not been and will not be registered under the U.S. Securities Act, or with any securities regulatory authority of any state of the United States or other jurisdiction and may not be offered or sold in the United States or to U.S. persons, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act, and applicable state or local securities laws. No public offer of securities is to be made in the United States. (incorporated in the Cayman Islands with limited liability) (Stock Code: 1128 and Debt Stock Codes: 5279, 5280, 40102, 40259, 40357) PROPOSED ISSUANCE OF US$600 MILLION 4.50% CONVERTIBLE BONDS DUE 2029 UNDER GENERAL MANDATE Joint Global Coordinators and Joint Bookrunners Deutsche Bank Moelis & Company Goldman Sachs (Asia) L.L.C. Joint Bookrunner BofA Securities Co-Managers Bank of China Limited, Macau Branch ICBC (Macau) United Overseas Bank Limited SMBC Nikko Scotiabank BNP PARIBAS Bank of Communication Co., Ltd. Macau Branch Banco Nacional Ultramarino, S.A. Exhibit 99.1

2 Reference is made to the announcement of the Company dated 2 March 2023 in relation to the proposed issuance of the Bonds. PROPOSED ISSUANCE OF THE BONDS The Board is pleased to announce that on 3 March 2023 (Hong Kong time before trading hours), the Company and the Joint Global Coordinators and the other Initial Purchasers entered into the Purchase Agreement, pursuant to which and subject to certain conditions contained therein, the Company has agreed to issue, and the Initial Purchasers have agreed to purchase the Bonds in a principal amount of US$600 million. The Bonds will be issued by the Company to professional investors only. The Bonds are convertible into Shares in the circumstances set out in the Terms and Conditions at an initial Conversion Price of HK$10.24 per Share (subject to adjustments). The terms of the Bonds, including the initial Conversion Price and the size of the offering of the Bonds, have been determined through a book-building exercise conducted by the Joint Global Coordinators. The initial Conversion Price represents (i) a premium of 26.8% over the last closing price of HK$8.08 per Share as quoted on the Hong Kong Stock Exchange on 2 March 2023 (being the last trading day before the Purchase Agreement was signed) and (ii) a premium of approximately 24.0% over the average closing price of HK$8.26 as quoted on the Hong Kong Stock Exchange for the five consecutive trading days up to and including 2 March 2023. Assuming full conversion of the Bonds at the initial Conversion Price of HK$10.24 per Share, the Bonds will be convertible into approximately 459,774,985 Shares, representing approximately 8.8% of the total issued share capital of the Company as of the date of this announcement and approximately 8.1% of the enlarged total issued share capital of the Company resulting from the full conversion of the Bonds. The Conversion Shares will be fully-paid and rank pari passu in all respects with the Shares then in issue on the relevant registration date. The Company estimates that the net proceeds from the offering of the Bonds, after deduction of commission and other related expenses, will be approximately US$586 million. The Company intends to use the proceeds for general corporate purposes. The Conversion Shares will be allotted and issued by the Company pursuant to the General Mandate granted to the Board by the Shareholders at the 2022 annual general meeting of the Company held on 26 May 2022. The offering of the Bonds and the issue of the Conversion Shares by the Company are not subject to further Shareholders’ approval. The Company is in the process of applying to the Hong Kong Stock Exchange for the listing of, and permission to deal in, the Bonds and the Conversion Shares to be allotted and issued upon conversion of the Bonds and has received an eligibility letter from the Hong Kong Stock Exchange for the listing of the Bonds. Admission of the Bonds to the Hong Kong Stock Exchange and quotation of the Bonds are not to be taken as an indication of the merits of the Company or the Bonds. Completion of the Purchase Agreement is subject to the satisfaction and/or waiver of the conditions precedent therein. In addition, the Purchase Agreement may be terminated in certain circumstances.

3 As the conditions precedent to completion of the Purchase Agreement may or may not be satisfied, the Purchase Agreement may be terminated upon the occurrence of certain events, the Bonds may or may not be sold or listed and/or the Conversion Shares may or may not be issued or listed, shareholders of the Company and prospective investors are advised to exercise caution when dealing in the securities of the Company. Reference is made to the announcement of the Company dated 2 March 2023 in relation to the proposed issuance of the Bonds. PROPOSED ISSUANCE OF THE BONDS The Board is pleased to announce that on 3 March 2023 (Hong Kong time before trading hours), the Company and the Joint Global Coordinators and the other Initial Purchasers entered into the Purchase Agreement, pursuant to which and subject to certain conditions contained therein, the Company has agreed to issue, and the Initial Purchasers have agreed to purchase the Bonds in a principal amount of US$600 million. The Bonds will be issued by the Company to professional investors only. As of the date of this announcement, the Company has appointed Deutsche Bank AG, Hong Kong Branch and Goldman Sachs (Asia) L.L.C. as overall coordinators and capital market intermediaries, and Merrill Lynch (Asia Pacific) Ltd., United Overseas Bank Limited, Hong Kong Branch and BNP Paribas Securities (Asia) Limited as capital market intermediaries, for the offering of the Bonds, which are subject to Paragraph 21 of and other additional requirements under the SFC Code. PURCHASE AGREEMENT Date : 2 March 2023 (New York time) Parties : (1) the Company; and (2) the Joint Global Coordinators and the other Initial Purchasers. The Bonds have not been and will not be registered under the U.S. Securities Act, and may be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the U.S. Securities Act and outside the United States to non-U.S. persons (as defined in Regulation S under the U.S. Securities Act) in compliance with Regulation S under the U.S. Securities Act and professional investors as defined in Chapter 37 of the Listing Rules and in the SFO and the rules made thereunder, and in accordance with any other applicable laws. None of the Bonds will be offered or sold to the public in Hong Kong and none of the Bonds will be placed to any connected person of the Company.

4 Purchase Subject to the satisfaction of the conditions set out below in the section headed “Conditions precedent”, the Joint Global Coordinators and the other Initial Purchasers have agreed to purchase the Bonds in a principal amount of US$600 million. To the best of the Directors’ knowledge, information and belief, and having made all reasonable enquiries, each of the Joint Global Coordinators is a third party independent of the Company and is not a connected person of the Company. Conditions precedent Pursuant to the Purchase Agreement, the obligations of the Initial Purchasers to purchase the Bonds are subject to the accuracy of the representations and warranties of the Company contained in the Purchase Agreement or in certificates of any officer or director of the Company delivered as required below, to the performance by the Company of its covenants and other obligations under the Purchase Agreement, and to the following further conditions (among other things): (i) Material Adverse Change: at the Closing Time, there not having been, since the date of the Purchase Agreement, or since the respective dates as of which information is given in the Offering Memorandum and the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of the Purchase Agreement), any Material Adverse Change; (ii) Legal Opinions: at the Closing Time, the Initial Purchasers having received legal opinions and negative assurance letters in form and substance reasonably satisfactory to the Initial Purchasers; (iii) Certificates: at the Closing Time, the Initial Purchasers having received various certificates from certain directors or officers of the Company in respect of, among other things, compliance, corporate approvals and consent, business of the Group and disclosure in the Offering Memorandum and Final Offering Memorandum, in form and substance reasonably satisfactory to the Initial Purchasers; (iv) Accountants’ Comfort Letters: promptly after the execution of the Purchase Agreement and at the Closing Time, the Initial Purchasers having received from (i) Ernst & Young and (ii) Ernst & Young LLP, letters, as further particularized in the Purchase Agreement and in form and substance satisfactory to counsel for the Initial Purchasers; (v) Maintenance of Rating: since the date of this Purchase Agreement, there not having occurred a downgrading in the rating to below the grade as disclosed in the Offering Memorandum or the Final Offering Memorandum assigned to any Debt Obligations (as defined in the Purchase Agreement) of any of the Group by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) and no such securities rating organization having publicly announced that it has under surveillance or review, with possible negative implications, its rating of any such Debt Obligations; (vi) Depository Trust Company: at the Closing Time, The Depository Trust Company, Cede & Co. having accepted the Bonds for clearance; and

5 (vii) Additional Documents: Trust Deed, Securities Lending Agreement and Lock-up Agreement having been executed and/or received by the Joint Global Coordinators or Initial Purchasers (as the case may be). Termination Pursuant to the Purchase Agreement, the Initial Purchasers may terminate the Purchase Agreement, by notice to the Company, at any time at or prior to the Closing Time in any of the following circumstances: (i) if there has been, since the time of execution of the Purchase Agreement or since the respective dates as of which information is given in the Offering Memorandum or the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of the Purchase Agreement), any Material Adverse Change; or (ii) if there has occurred any material adverse change in the financial markets in the United States, Macau, Hong Kong, the Cayman Islands, the PRC or the United Kingdom or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, including taxation, currency exchange controls, currency exchange rates or foreign investment regulations, in each case the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering, sale or delivery of the Bonds or to enforce contracts for the sale of the Bonds; or (iii) (A) if trading in any securities of the Company has been suspended or materially limited by the Hong Kong Stock Exchange or the Securities and Futures Commission, respectively, or (B) if trading generally on the NYSE MKT LLC, the New York Stock Exchange, the Hong Kong Stock Exchange, the Shanghai Stock Exchange, the London Stock Exchange or in the NASDAQ Global Select Market has been suspended or materially limited, or (C) minimum or maximum prices for trading on any of such exchanges or such market have been fixed, or (D) maximum ranges for prices have been required by any of such exchanges or such market or by order of any governmental or regulatory agency, authority or body; or (iv) a material disruption has occurred in commercial banking, foreign exchange trading or securities settlement or clearance services in the United States, Macau, Hong Kong, the Cayman Islands, the PRC, Singapore or the United Kingdom; or (v) if a banking moratorium has been declared by any competent authority of the United States federal government, New York, Macau, Hong Kong, the Cayman Islands, the PRC, Singapore or the United Kingdom; or (vi) upon any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Debt Obligations of the Group by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act).

6 Lock-up Undertakings The Company has agreed that during a period of 90 days from the date of the Offering Memorandum, the Company will not, and will not permit any of its subsidiaries to, without the prior written consent of the Joint Global Coordinators, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any securities of any of the Company and its subsidiaries (other than (i) the Bonds and Shares issued upon conversion thereof or (ii) pursuant to the Company’s employee ownership scheme and share option schemes). Wynn Resorts, Limited has agreed that, without the prior written consent of the Joint Global Coordinators on behalf of the Initial Purchasers, neither it nor any companies or their subsidiaries over which it exercises direct or indirect management or voting control, nor any person acting on its or their behalf will, during the period commencing on the date of such undertaking and ending 90 days after the date of the Final Offering Memorandum (the “Lock-up Period”) relating to the offering of the Bonds: (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares (whether acquired before or after the date hereof) beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such transaction described in sub-paragraph (i) above or this sub-paragraph is to be settled by delivery of Shares, in cash or otherwise; or (iii) publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such swap or other arrangements; provided that, among other exceptions, the foregoing undertaking shall not apply to any transfer of Shares pursuant to the Securities Lending Agreement. PRINCIPAL TERMS OF THE BONDS The principal terms of the Bonds are summarized as follows: Issuer: The Company Maturity Date: 7 March 2029 Issue Price: 100.0% of the principal amount of the Bonds Bonds: US$600 million 4.50% convertible bonds due 2029. The Bonds will be convertible at the option of the holder thereof into fully paid Shares of the Company at the initial Conversion Price of HK$10.24 per Share.

7 Shares: Ordinary shares with a nominal value of HK$0.001 each in the share capital of the Company. Interest: The Bonds will bear interest on their outstanding principal amount from and including 7 March 2023 at the rate of 4.50 per cent. per annum, payable semi-annually in arrear on 7 March and 7 September in each year. Status: The Bonds will constitute direct, unsubordinated, unconditional and (subject to the Terms and Conditions) unsecured obligations of the Company and shall at all times rank pari passu and without any preference or priority among themselves. Form and Denomination: The Bonds will be in registered form in the denomination of US$200,000 and integral multiples of US$1,000 in excess thereof. The Bonds will upon issue be initially represented by a Regulation S Global Certificate and a Rule 144A Global Certificate, which will each, on the Issue Date, be deposited with a custodian for and will be registered in the name of a nominee for The Depository Trust Company. Conversion Right and Period: Subject to and upon compliance with the Terms and Conditions, the Conversion Right attaching to any Bond may be exercised, at the option of the holder thereof, at any time on or after 17 April 2023 (i) up to the close of business (at the place where the certificate evidencing such Bond is deposited for conversion) on the 10th day prior to the Maturity Date (both days inclusive) (but, except as provided in the Terms and Conditions, in no event thereafter) or, (ii) if such Bond shall have been called for redemption by the Company before the Maturity Date, then up to the close of business (at the place aforesaid) on a date no later than 10th days (both days inclusive and in the place aforesaid) prior to the date fixed for redemption thereof, (iii) or if notice requiring redemption has been given by the relevant holder of such Bond pursuant to the Terms and Conditions then up to the close of business (at the place aforesaid) on the business day prior to the giving of such notice in respect of the Bonds held by such holder of the Bonds.

8 Conversion Price: The Conversion Price will initially be HK$10.24 per Share, which will be subject to adjustments for, among other things, capitalization of profits and reserves, capital distributions, rights issues, consolidation, subdivision, redesignation and reclassification of Shares, issuance of options, rights, warrants, further convertible or exchangeable bonds or Shares at beyond a certain discount to current market price and certain other dilutive events as described in the Terms and Conditions. The number of Shares to be issued on conversion of a Bond will be determined by dividing the principal amount of the Bonds to be converted (translated into Hong Kong dollars at the fixed rate of HK$7.8497 = US$1.00 (the “Fixed Exchange Rate”)) by the Conversion Price in effect on the relevant conversion date. If a Change of Control shall occur, the Company shall give notice of that fact to the Bondholders (the “Change of Control Notice”) in accordance with the Terms and Conditions within seven days after it becomes aware of such Change of Control. Following the giving of a Change of Control Notice (with a copy to the Trustee and the Principal Agent). Following the giving of a Change of Control Notice, upon any exercise of Conversion Rights such that the relevant conversion date falls within 30 days following a Change of Control, or, if later, 30 days following the date on which the Change of Control Notice is given to Bondholders (such period, the “Change of Control Conversion Period”), the Conversion Price shall be adjusted in accordance with the following formula: NCP = OCP/(1 + (CP × (c/t))) Where: “NCP” means the new Conversion Price; “OCP” means the Conversion Price in effect on the relevant conversion date; “CP” means 37.5% expressed as a fraction; “c” means the number of days from and including the date the Change of Control occurs to but excluding the Maturity Date; and “t” means the number of days from and including the Issue Date to but excluding the Maturity Date, provided that the Conversion Price shall not be reduced pursuant to this provision below the level permitted by applicable laws and regulations from time to time (if any).

9 Share Ranking: The Shares to be issued upon exercise of Conversion Rights will be fully-paid and will in all respects rank pari passu with the fully-paid Shares in issue on the relevant Registration Date (as defined in the Terms and Conditions). Save as set out in the Terms and Conditions, a holder of Shares issued on the conversion of the Bonds shall not be entitled to receive any rights, the record date for which falls prior to the relevant Registration Date. Cash Settlement Option Notwithstanding the Conversion Right of each Bondholder in respect of each Bond, at any time when the delivery of Shares deliverable upon conversion of the Bond is required to satisfy the Conversion Right in respect of a conversion notice, the Company shall have the option, in its sole discretion, to pay to the relevant Bondholder an amount of cash equivalent to the Cash Settlement Amount (as defined in the Terms and Conditions) in order to satisfy such Conversion Right in whole or in part (and if in part, the other part shall be satisfied by the delivery of Shares). Redemption at Maturity: Unless previously redeemed, converted or purchased and cancelled as provided in the Terms and Conditions, the Company will redeem each Bond at 100% of its principal amount together with accrued and unpaid interest thereon on the Maturity Date. Redemption for Taxation Reasons: The Bonds may be redeemed at the option of the Company in whole, but not in part, at any time, on giving not less than 30 nor more than 60 days’ notice (a “Tax Redemption Notice”) to the Bondholders in accordance with the Terms and Conditions and in writing to the Trustee and the Principal Agent (which notice shall be irrevocable) on the date specified in the Tax Redemption Notice for redemption at their principal amount, together with interest accrued but unpaid to (but excluding) such date, if immediately prior to the giving of such notice, the Company determines and certifies to the Trustee (i) the Company has or will become obliged to pay Additional Tax Amounts (as defined in the Terms and Conditions) as a result of any change in, or amendment to, the laws or regulations of the Cayman Islands or Hong Kong or any political subdivision or any authority thereof or therein having power to tax, or any change in the general application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after 2 March 2023, and (ii) such obligation cannot be avoided by the Company taking reasonable measures available to it, provided that no Tax Redemption Notice shall be given earlier than 90 days prior to the earliest date on which the Company would be obliged to pay such Additional Tax Amounts were a payment in respect of the Bonds then due.

10 Gaming Redemption: The Trust Deed grants the Company the power to redeem the Bonds if any Gaming Authority requires that a person who is a holder or the beneficial owner of Bonds be licensed, qualified or found suitable under applicable gaming laws and such holder or beneficial owner, as the case may be, fails to apply or become licensed or qualified within the required time period or is notified that it will not be licensed, qualified or found suitable. Bondholders’ Tax Option If the Company exercises its tax redemption right, each Bondholder shall have the right to elect that its Bonds shall not be redeemed. Upon a Bondholder electing not to have its Bonds redeemed in such circumstances, any payments due after the relevant date shall be made subject to any deduction or withholding of any tax required to be withheld or deducted. Redemption at the Option of the Company: On giving not less than 15 nor more than 60 days’ notice (an “Optional Redemption Notice”) to the Bondholders and to the Trustee and the Principal Agent in writing (which notice will be irrevocable), the Company may redeem all, but not some only, of the Bonds on the date specified in the Optional Redemption Notice at their principal amount, together with interest accrued but unpaid to (but excluding) such date (if any): (i) at any time after 7 March 2027 but prior to the Maturity Date, provided that the closing price of the Shares, translated into U.S. dollars at the Prevailing Rate applicable to the relevant trading day, for 20 out of 30 consecutive trading days prior to the date upon which notice of such redemption is published, was at least 130% of the Conversion Price then in effect, translated into U.S. dollars at the Fixed Exchange Rate; or (ii) at any time if, prior to the date the relevant Optional Redemption Notice is given, Conversion Rights shall have been exercised and/or purchases (and corresponding cancellations) and/or redemptions effected in respect of 90% or more in principal amount of the Bonds originally issued (which shall for this purpose include any further bonds issued pursuant to the Terms and Conditions and consolidated and forming a single series therewith).

11 Redemption at the Option of the Bondholders: The Company will, at the option of the holder of any Bond, redeem all or some only of such holder’s Bonds on 7 March 2027 (the “Put Option Date”) at their principal amount together with interest accrued but unpaid to (but excluding) the date fixed for redemption. To exercise such option, the holder must deposit at the specified office of any paying agent a duly completed and signed put notice in the form for the time being current, obtainable from the specified office of any paying agent, together with the certificate evidencing the Bonds to be redeemed not more than 60 days and not less than 30 days prior to the Put Option Date. Redemption for Relevant Event: Following the occurrence of a Relevant Event (as defined below), the holder of each Bond will have the right, at such holder’s option, to require the Company to redeem all or some only of such holder’s Bonds on the Relevant Event Redemption Date (as defined in the Terms and Conditions) at their principal amount together with interest accrued but unpaid to (but excluding) such date. A “Relevant Event” occurs: (a) when the Shares cease to be listed or admitted to trading or are suspended from trading for a period equal to or exceeding 10 consecutive trading days on the Hong Kong Stock Exchange, or if applicable, the alternative stock exchange; or (b) when there is a Change of Control (as defined in the Terms and Conditions); or (c) when less than 25% of the Company’s total number of issued Shares are held by the public (as interpreted under Rule 8.24 of the Listing Rules). Negative Pledge: So long as any Bond remains outstanding, the Company will not, and will ensure that none of its principal subsidiaries will, create, permit to subsist or arise or have outstanding, any mortgage, charge, pledge, lien or other encumbrance or security interest securing any obligation of any person or any other arrangement with similar economic effect upon the whole or any part of its present or future undertaking, assets or revenues (including any uncalled capital) to secure any Relevant Indebtedness, or any guarantee or indemnity in respect of any Relevant Indebtedness without at the same time or prior thereto according to the Bonds the same security as is created or subsisting to secure any such Relevant Indebtedness, guarantee or indemnity equally and rateably or such other security as shall be approved by an extraordinary resolution of the Bondholders.

12 “Relevant Indebtedness” means any future or present indebtedness in the form of or represented by debentures, loan stock, bonds, notes, bearer participation certificates, depositary receipts, certificates of deposit or other similar securities or instruments or by bills of exchange drawn or accepted for the purpose of raising money which for the time being are, or are intended to be or are capable of being, quoted, listed, dealt in or traded on any stock exchange or over the counter or on any other securities market (whether or not initially distributed by way of private placement). Merger, Consolidation or Sale of Assets Subject to certain carve outs, so long as any Bond remains outstanding, the Company will not, directly or indirectly consolidate or merge with or into another person (whether or not the Company is the surviving entity) or sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, in one or more related transactions, to another person. SECURITIES LENDING ARRANGEMENT In connection with the proposed issue of the Bonds, Goldman Sachs International (the “Borrower”) as borrower has entered into a stock borrowing and lending agreement with WM Cayman Holdings Limited I (the “Lender”) dated 2 March 2023 (New York time) (the “Securities Lending Agreement”), whereby the Lender is expected to provide stock lending to the Borrower of up to 459,774,985 Shares, upon and subject to the terms and conditions stated in the Securities Lending Agreement. As of the date of this announcement, the Lender holds 3,750,000,000 Shares, representing approximately 71.6% of the total issued share capital of the Company. The Lender may, at its sole discretion, terminate any stock loan under the Securities Lending Agreement by giving the Borrower no less than five business days’ notice. CONVERSION PRICE AND CONVERSION SHARES The Bonds are convertible into Shares in the circumstances set out in the Terms and Conditions at an initial Conversion Price of HK$10.24 per Share (subject to adjustments). The terms of the Bonds, including the initial Conversion Price and the size of the offering of the Bonds, have been determined through a book-building exercise conducted by the Joint Global Coordinators. The initial Conversion Price represents (i) a premium of 26.8% over the last closing price of HK$8.08 per Share as quoted on the Hong Kong Stock Exchange on 2 March 2023 (being the last trading day before the Purchase Agreement was signed) and (ii) a premium of approximately 24.0% over the average closing price of HK$8.26 as quoted on the Hong Kong Stock Exchange for the five consecutive trading days up to and including 2 March 2023.

13 Assuming full conversion of the Bonds at the initial Conversion Price of HK$10.24 per Share, the Bonds will be convertible into approximately 459,774,985 Shares, representing approximately 8.8% of the total issued share capital of the Company as of the date of this announcement and approximately 8.1% of the enlarged total issued Share capital of the Company resulting from the full conversion of the Bonds. The Conversion Shares will be fully-paid and rank pari passu in all respects with the Shares then in issue on the relevant registration date. The Conversion Price was determined with reference to the prevailing market price of the Shares and the Terms and Conditions (including the redemption options) and was negotiated on an arm’s length basis between the Company and the Joint Global Coordinators. The Directors consider that the Conversion Price is fair and reasonable based on the current market conditions and in the interests of the Company and the Shareholders as a whole. The Conversion Shares have a nominal value of HK$0.001 per share and a market value of approximately HK$3,714,981,877, based on the closing price of HK$8.08 on 2 March 2023. The net price of each Conversion Share to the Company based on the estimated net proceeds of approximately US$586 million and 459,774,985 Conversion Shares resulting from the conversion of the Bonds, is estimated to be approximately HK$10.0. PLACEES The Joint Global Coordinators have informed the Company that they intend to offer and sell the Bonds to no fewer than six independent placees. To the best of the Directors’ knowledge, information and belief, having made all reasonable enquiries, each of the placees (and their respective ultimate beneficial owners) will be third parties independent of the Company and will not be connected persons of the Company. EFFECT ON SHAREHOLDINGS The table below sets out a summary of the shareholdings in the Company (i) as of the date of this announcement and (ii) upon the exercise in full of the Conversion Rights attached to the Bonds: As of the date of this announcement Upon full conversion of the Bonds at the initial Conversion Price of HK$10.24 per Share Name of shareholder Number of shares Approximate percentage of shareholding (%) Number of shares Approximate percentage of shareholding (%) Wynn Resorts, Limited(1) 3,750,000,000 71.6 3,750,000,000 65.8 The Capital Group Companies, Inc.(2) 298,355,907 5.7 298,355,907 5.2 Other Shareholders 1,190,075,693 22.7 1,190,075,693 20.9 Bondholders — — 459,774,985 8.1 Total 5,238,431,600 100.0 5,698,206,585 100.0

14 Notes: 1. Wynn Resorts, Limited is deemed to be interested in 3,750,000,000 Shares which are beneficially owned by WM Cayman Holdings Limited I. WM Cayman Holdings Limited I is a wholly-owned subsidiary of Wynn Group Asia, Inc., which in turn is wholly-owned by Wynn Resorts Finance, LLC, which in turn is wholly-owned by Wynn Resorts Holdings, LLC, which in turn is wholly-owned by Wynn Resorts, Limited. Therefore, Wynn Group Asia, Inc., Wynn Resorts Finance, LLC, Wynn Resorts Holdings, LLC and Wynn Resorts, Limited are deemed to be interested in the 3,750,000,000 Shares which are beneficially owned by WM Cayman Holdings Limited I. 2. The Capital Group Companies, Inc. is deemed to be interested in 298,355,907 Shares, comprising (i) 293,695,107 Shares held by a wholly-owned subsidiary, Capital Research and Management Company; and (ii) 4,660,800 Shares through Capital Group International, Inc., a wholly-owned subsidiary of Capital Research and Management Company, which is deemed interested in 1,940,800 Shares held by Capital International, Inc., 306,800 Shares held by Capital International Limited and 2,413,200 Shares held by Capital International Sarl, each being a wholly-owned subsidiary of Capital Group International, Inc. USE OF PROCEEDS The Company estimates that the net proceeds from the offering of the Bonds, after deduction of commission and other related expenses, will be approximately US$586 million. The Company intends to use the proceeds for general corporate purposes. REASONS FOR AND BENEFITS OF THE ISSUANCE OF THE BONDS The Board believes that there would be significant benefit to the Company in effecting the proposed issuance of Bonds and using the net proceeds for the intended purpose as it would improve the Group’s liquidity and financial positions. The Directors (including the independent non-executive Directors) consider that the terms and conditions of the Purchase Agreement and the issue of the Bonds are made on normal commercial terms and in the interests of the Company and the Shareholders as a whole. GENERAL MANDATE FOR THE ISSUE OF THE BONDS AND THE CONVERSION SHARES At the general meeting of the Company held on 26 May 2022, an ordinary resolution was passed to grant a General Mandate to the Directors to issue, allot, or deal with additional Shares not exceeding 20% of the aggregate nominal value of the share capital of the Company in issue immediately (i.e., 1,042,046,320 Shares) as at the date of this resolution. The Conversion Shares will be allotted and issued by the Company pursuant to the General Mandate granted to the Board by the Shareholders at the 2022 annual general meeting of the Company held on 26 May 2022. The offering of the Bonds and the issue of the Conversion Shares by the Company are not subject to further Shareholders’ approval. As at the date of this announcement, 1,042,046,320 Shares are available to issue under the General Mandate. Assuming full conversion of the Bonds at the initial Conversion Price of HK$10.24 per Share, the Bonds will be convertible into 459,774,985 Shares, representing approximately 8.8% of the total issued share capital of the Company as at the date of the general meeting approving the General Mandate.

15 The Company will maintain appropriate procedures to keep track of the number of Shares to be issued pursuant to the General Mandate, including keeping records of the change of share capital, repurchase of shares and the number of Conversion Shares issued and issuable under the terms of the Bonds on a timely basis. As all the adjustment events other than the Relevant Event are within the Company’s control, it will not take corporate actions that would result in the number of Conversion Shares exceeding the limit of the General Mandate. FUND RAISING ACTIVITIES ON ANY ISSUE OF EQUITY SECURITIES BY THE COMPANY IN THE LAST 12 MONTHS The Company has not raised any fund by issuing equity securities during the 12 months immediately before the date of this announcement. GENERAL The Company, through WRM, is a developer, owner and operator of destination casino resorts in Macau. WRM currently owns and operates the destination casino resorts “Wynn Palace” in the Cotai area of Macau and “Wynn Macau” on the Macau peninsula. Completion of the Purchase Agreement is subject to the satisfaction and/or waiver of the conditions precedent therein. In addition, the Purchase Agreement may be terminated in certain circumstances. As the conditions precedent to completion of the Purchase Agreement may or may not be satisfied, the Purchase Agreement may be terminated upon the occurrence of certain events, the Bonds may or may not be sold or listed and/or the Conversion Shares may or may not be issued or listed, shareholders of the Company and prospective investors are advised to exercise caution when dealing in the securities of the Company. LISTING The Company is in the process of applying to the Hong Kong Stock Exchange for the listing of, and permission to deal in, the Bonds and the Conversion Shares to be allotted and issued upon conversion of the Bonds and has received an eligibility letter from the Hong Kong Stock Exchange for the listing of the Bonds. Admission of the Bonds to the Hong Kong Stock Exchange and quotation of the Bonds are not to be taken as an indication of the merits of the Company or the Bonds. DEFINITIONS In this announcement, the following expressions have the meanings set out below unless the context otherwise requires: “Board” the board of Directors “Bondholder(s)” holder(s) of the Bond(s) from time to time

16 “Bond(s)” US$600 million 4.50% convertible bonds due 2029 convertible at the option of the holder thereof into fully paid ordinary Shares of the Company of par value HK$0.001 each at the initial Conversion Price of HK$10.24 per Share “Change of Control” a “Change of Control” shall occur when: (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Group, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than to WRL or any of its affiliates; (ii) the adoption of a plan relating to the liquidation or dissolution of the Company or any successor thereto; or (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined in clause (1) above), other than WRL or any affiliate of WRL becomes the Beneficial Owner, directly or indirectly, of more than 50% of the outstanding voting stock of the Company, measured by voting power rather than number of equity interests; (iv) the first day on which a majority of the members of the Board are not continuing directors; (v) the first day on which the Company ceases to own, directly or indirectly, at least 60% of the outstanding equity interests of (and at least a 60% economic interest in) WRM; or (vi) the 30th day following the date on which the Company ceases to be entitled to use the “WYNN” trademark. Notwithstanding the preceding or any provision of Section 13(d)(3) of the Exchange Act, a Person or group shall not be deemed to beneficially own voting stock subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the voting stock in connection with the transactions contemplated by such agreement.

17 “Closing Time” the time date of payment of the purchase price, and delivery of the global certificates for the Bonds, which is expected to be 10:00 a.m. (New York time) on 7 March, 2023 or such other time not later than five business days after such date as shall be agreed upon by the Initial Purchasers and the Company “Company” Wynn Macau, Limited, a company incorporated on 4 September 2009 as an exempted company with limited liability under the laws of the Cayman Islands “connected person” has the meaning ascribed to it under the Listing Rules “Controlling Shareholder” has the meaning ascribed thereto under the Listing Rules “Conversion Price” the price per Conversion Share (subject to adjustments) at which the Bonds may be converted into the Shares “Conversion Right” the right of a Bondholder to convert any Bond into Shares “Conversion Share(s)” the Share(s) to be issued upon conversion of the Bonds pursuant to the Trust Deed and the Terms and Conditions “Director(s)” the director(s) of the Company “Exchange Act” Securities Exchange Act of 1934, as amended “Final Offering Memorandum” the offering memorandum to be issued by the Company to professional investors only for use in connection with the offering of the Bonds and the listing of the Bonds on the Hong Kong Stock Exchange “Encore at Wynn Macau” a casino resort located in Macau, connected to and fully integrated with Wynn Macau, owned and operated directly by WRM, which opened on 21 April 2010 “Gaming Authority” any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of any national or foreign government, any state, province or city or other political subdivision or otherwise, whether on the date of the Trust Deed or thereafter in existence, including the government of Macau and any other applicable gaming regulatory authority or agency, in each case, with authority to regulate the sale or distribution of liquor or any gaming operation (or proposed gaming operation) owned, managed or operated by the Company or any of their respective affiliates, including WRM “General Mandate” the General Mandate granted to the Board by the Shareholders at the 2022 annual general meeting of the Company held on 26 May 2022

18 “Group” the Company and its subsidiaries “HK$” Hong Kong dollar(s), the lawful currency of Hong Kong “Hong Kong” the Hong Kong Special Administrative Region of the PRC “Hong Kong Stock Exchange” The Stock Exchange of Hong Kong Limited “Initial Purchasers” the initial purchasers to the Purchase Agreement, including without limitation, Deutsche Bank AG, Hong Kong Branch, Moelis & Company LLC and Goldman Sachs (Asia) L.L.C. “Issue Date” 7 March 2023 “Joint Global Coordinators” Deutsche Bank AG, Hong Kong Branch, Moelis & Company LLC and Goldman Sachs (Asia) L.L.C. “Listing Rules” the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited “Lock-up Agreement” the lock-up agreement executed by Wynn Resorts, Limited dated 2 March 2023 (New York time) “Macau” the Macau Special Administrative Region of the PRC “Material Adverse Change” any material adverse change in the management, business, properties, assets, operations, condition (financial or otherwise), prospects or results of operations of, the Group, taken as a whole “Maturity Date” 7 March 2029 “Offering Memorandum” the preliminary offering memorandum dated 2 March 2023 (New York time), as supplemented by the pricing supplement dated 2 March 2023 (New York time), in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Bonds “PRC” the People’s Republic of China, excluding for the purpose of this announcement, Hong Kong, Macau and Taiwan “Prevailing Rate” in respect of any currency on any day, the spot rate of exchange between the relevant currencies prevailing as at or about 12:00 noon (Hong Kong time) on that date as appearing on or derived from the Relevant Page or, if such a rate cannot be determined at such time, the rate prevailing as at or about 12:00 noon (Hong Kong time) on the immediately preceding day on which such rate can be so determined

19 “Principal Agent” Deutsche Bank Trust Company Americas, as principal paying agent and principal conversion agent “professional investors” as defined in Chapter 37 of the Listing Rules “Relevant Page” the relevant Bloomberg BFIX page (or its successor page) or, if there is no such page, on the relevant Reuters page or such other information service provider that displays the relevant information “SFO” Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong) “SFC Code” the Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission “Share(s)” ordinary share(s) with a nominal value of HK$0.001 each in the share capital of the Company “Shareholders” the holders of the Shares “Purchase Agreement” the Purchase Agreement dated 2 March 2023 (New York time) entered into between the Company and the Joint Global Coordinators and the other Initial Purchasers in connection with the purchase of the Bonds “Terms and Conditions” the terms and conditions of the Bonds “Trust Deed” the trust deed constituting the Bonds to be entered into between the Company and the Trustee on or around the 7 March 2023 (New York time) “Trustee” DB Trustees (Hong Kong) Limited “United States” the United States of America “U.S. Securities Act” the United States Securities Act of 1933 (as amended) “US$” United States dollar(s), the lawful currency of the United States “WRM” Wynn Resorts (Macau) S.A., a company incorporated under the laws of Macau and a wholly-owned subsidiary of the Company “WRL” Wynn Resorts, Limited, a company formed under the laws of the State of Nevada, United States, and the Company’s Controlling Shareholder

20 “Wynn Macau” a casino hotel resort located in Macau, owned and operated directly by WRM, which opened on 6 September 2006, and where appropriate, the term also includes Encore at Wynn Macau “Wynn Palace” an integrated resort and casino in the Cotai area of Macau, which is operated by WRM and opened on 22 August 2016 “%” percentage By order of the Board Wynn Macau, Limited Dr. Allan Zeman Chairman Hong Kong, 3 March 2023 As at the date of this announcement, the Board comprises Craig S. Billings and Frederic Jean-Luc Luvisutto (as Executive Directors); Linda Chen (as Executive Director and Vice Chairman); Ellen F. Whittemore and Ian Michael Coughlan (as Non- Executive Directors); Allan Zeman (as Independent Non-Executive Director and Chairman); and Lam Kin Fung Jeffrey, Bruce Rockowitz, Nicholas Sallnow-Smith and Leah Dawn Xiaowei Ye (as Independent Non-Executive Directors).